National Security Life and Annuity Company
National Security Variable Account N
NScore Series of Variable Annuities
Supplement dated January 5, 2011 to the
Prospectuses dated May 1, 2010 and June 29, 2010
The following supplements and amends the prospectuses dated May 1, 2010 and June 29, 2010:
Effective January 7, 2011, the ALPS Variable Insurance Trust AVS Listed Private Equity Portfolio is no longer an available investment option.